EXHIBIT 99.2
                                  ------------

                           The ISDA Master Agreement

(Multicurrency--Cross Border)


                                     ISDA(R)

                  International Swap Dealers Association, Inc.


                                MASTER AGREEMENT

                          dated as of November 29, 2006


                                      and        The Bank of New York, not in
      Credit Suisse                               its individual or corporate
      International                                 capacity, but solely as
       ("Party A")                               trustee for the Supplemental
                                                 Interest Trust created under
                                                   the Pooling and Servicing
                                                  Agreement for CHL Mortgage
                                                  Pass-Through Trust 2006-19
                                                          ("Party B")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


       Copyright (C) 1992 by International Swap Dealers Association, Inc.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency, of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


                                                    The Bank of New York, not in its individual or corporate
              Credit Suisse International             capacity, but solely as trustee for the Supplemental
                                                     Interest Trust created under the Pooling and Servicing
                                                      Agreement for CHL Mortgage Pass-Through Trust 2006-19


By:  /s/ Marisa Scauzillo                           By:  /s/ Matthew Sabino
   -----------------------------------------            --------------------


     Name:  Marisa Scauzillo                           Name:  Matthew Sabino
     Title: Authorized Signatory                       Title:  Assistant Treasurer





By:  /s/ Bik Kwan Chung
   -----------------------------------------


     Name:  Bik Kwan Chung
     Title:  Authorized Signatory

                                    Schedule
                                     to the
                                Master Agreement

                          dated as of November 29, 2006


                                     between



   Credit Suisse International,              The Bank of New York, not in its
       an unlimited company        and      individual or corporate capacity,
           incorporated                       but solely as trustee for the
  under the laws of England and            Supplemental Interest Trust created
              Wales                          under the Pooling and Servicing
           ("Party A")                          Agreement for CHL Mortgage
                                                Pass-Through Trust 2006-19
                                                       ("Party B")


                                     Part 1
                             Termination Provisions


In this Agreement:-


(a) Specified Entity. "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b) Specified Transaction. Specified Transaction will have the meaning specified in Section 14.

(c) Certain Events of Default. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

      Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
      Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party
      B.
      Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.
      Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.
      Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
      Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
      Section 5(a)(vii) (Bankruptcy) will apply to Party A and will not apply to Party B.
      Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d) Termination Events. The "Illegality" provision of Section 5(b)(i), the "Tax Event" provision of Section 5(b)(ii), the "Tax Event Upon Merger" provision of Section 5(b)(iii) will apply to both Party A and Party B. The 'Credit Event upon Merger" provision of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) Automatic Early Termination. The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e), the Second Method and Market Quotation will apply.

(g)   Termination Currency. "Termination Currency" means United States Dollars.

(h)   Additional Termination Event.

      An Additional Termination Event with respect to Party A as the sole Affected Party:-

      Failure to Deliver Information. Party A has failed to comply with the requirements of Section 2(c) of the Regulation AB Agreement (as defined in Part 5 below).

                                     Part 2
                               Tax Representations


(a) Payer Tax Representations. For the purpose of Section 3(e), Party A and Party B each makes the following representation:-

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

      (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d);

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations. For the purpose of Section 3(f),

      (i)   Party A makes the following representation to Party B:

            (A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

            (B) Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

            (C) Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

            (D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

      (ii)  Party B makes no Payee Tax Representations.

                                     Part 3
                         Agreement to Deliver Documents


Each party agrees to deliver the following documents as applicable:-

(a) For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

Party required to      Form/Document/      Date by which
deliver document       Certificate         to be delivered

Party A                U.S. Internal       (i) Before the
                       Revenue             first Payment
                       Service Form        Date under this
                       W-8IMY or any       Agreement, such
                       successor           form to be
                       forms thereto       updated at the
                                           beginning of
                                           each succeeding
                                           three-calendar-year
                                           period after
                                           the first
                                           payment date
                                           under this
                                           Agreement, (ii)
                                           promptly upon
                                           reasonable
                                           demand by Party
                                           B, and (iii)
                                           promptly upon
                                           learning that
                                           any such Form
                                           previously
                                           provided by
                                           Party A has
                                           become obsolete
                                           or incorrect.


(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:-

Party required to      Form/Document/      Date by which        Covered by
deliver document       Certificate         to be delivered      Section 3(d)
                                                                Representation

Party A and            Evidence            Upon request         Yes
Party B                reasonably
                       satisfactory
                       to the other
                       party as to
                       the names,
                       true
                       signatures and
                       authority of
                       the officers
                       or officials
                       signing this
                       Agreement or
                       any
                       Confirmation
                       on its behalf

Party A                A copy of the       Upon request,        Yes
                       annual report       as soon as
                       for                 publicly

Party required to      Form/Document/      Date by which        Covered by
deliver document       Certificate         to be delivered      Section 3(d)
                                                                Representation

                       such party          available
                       containing
                       audited or
                       certified
                       financial
                       statements for
                       the most
                       recently ended
                       financial year

Party A                An opinion of       Upon execution       No
                       counsel to          of this
                       such party          Agreement
                       reasonably
                       satisfactory
                       in form and
                       substance to
                       the other
                       party covering
                       the
                       enforceability
                       of this
                       Agreement
                       against such
                       party

                                     Part 4
                                  Miscellaneous

(a)   Addresses for Notices. For the purpose of Section 12(a):

(i)   (1)   Address for notices or communications to Party A:

Notwithstanding section 12 (a) of the Agreement all notices including those to be given under Section 5 or 6 may be given by facsimile transmission or electronic messaging system.

       Address:   One Cabot Square Attention:   (1)    Head of Credit Risk Management;
                  London E14 4QJ                (2)    Managing Director -
                  England                              Operations Department;
                                                (3)    Managing Director - Legal
                                                       Department

               Telex No.:        264521  Answerback:       CSFBI    G

      (For all purposes.)


      (2) For the purpose of facsimile notices or communications under this Agreement:-

      Facsimile No.:   +44 020 7888 2686
      Attention:       General Counsel Europe - Legal and Compliance Department

      Telephone number for oral confirmation of receipt of facsimile in legible form: +44 020 7888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

With a copy to:

      Facsimile No. +44 (0) 207 888 3715
      Head of Credit Risk Management

      With a copy to:

      Facsimile No. +44 (0) 207 888 9503
      Global Head of OTC Operations, Operations Department.

(ii)              Address for notices or communications to Party B:

Address:          The Bank of New York
                  101 Barclay Street-4W
                  New York, New York 10286
Attention:        Corporate Trust MBS Administration, CWMBS, Series 2006-19


Telephone No.:    212-815-6093      Facsimile No.:   212-815-3986

(For all purposes.)

with a copy to:

Address: Credit Suisse Management LLC

Eleven Madison Avenue
New York, NY  10010        Attention:       Peter Sack

Telephone No.:    (212) 325-7892    Facsimile No.:   (212) 743-5261


(b)   Process Agent. For the purpose of Section 13(c):-

      Party A appoints as its Process Agent:- Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

      Party B appoints as its Process Agent:- Not Applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c):-

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution, that would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. None

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Not applicable.

      Credit Support Provider means in relation to Party B: Not applicable.

(h) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine. Each party hereby submits to the jurisdiction of the Courts of the State of New York.

(i) Netting of Payments. Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j) Affiliate. Affiliate will have the meaning specified in Section 14, provided that Party B shall be deemed to have no Affiliates.

                                     Part 5
                                Other Provisions


(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2000 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions, without regard to any amendment to the 2000 Definitions subsequent to the date hereof. The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(b) Pooling and Servicing Agreement. References to the "Pooling and Servicing Agreement" are to the pooling and servicing agreement dated as of November 1, 2006 among CWMBS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

(c) Independent Reliance. The parties agree to amend Section 3 of this Agreement by the addition of the following provision at the end thereof and marked as subsection (g).

      "(g) Independent Reliance. It is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other party."

(d) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

      "to another account in the same legal and tax jurisdiction as the original account"

(e) Recording of Conversations. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(f) Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(g)   Pooling and Servicing Agreement.

      (1) Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      (2) Notwithstanding any other provision of this Agreement, Party A may not, prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Certificates, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Federal, State, or bankruptcy or similar laws. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by the Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or

      (ii) from commencing against the Trust or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(h) Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this
      Part 5(j) shall not constitute an Event of Default or a Termination Event.

(i) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Party B or the Trust; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by any party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust's existence.

(j) Commodity Exchange Act. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

      (i) such party is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act (the "CEA");

      (ii) neither this Agreement nor any Transaction has been executed or traded on a "trading facility" as such term is defined in the CEA; and

      (iii) such party is entering into each Transaction in connection with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(k) Set-off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaim.

(l) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event as set forth in either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of this Agreement with respect to Party A as the Burdened Party.

(m) Limitation on Liability. It is expressly understood and agreed by the parties hereto that: (a) The Bank of New York ("BNY") is entering into this Agreement solely in its capacity as trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement, and (b) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

(n) Regulation AB Compliance. Party A and Party B agree that the terms of the Master Item 1115 Agreement dated as of November 28, 2006 (the "Item 1115 Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Credit Suisse International shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Item 1115 Agreement. The Item 1115 Agreement is attached hereto as Exhibit A.

      IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized representatives as of the date of the Agreement.

      CREDIT SUISSE INTERNATIONAL           THE BANK OF NEW YORK, NOT IN ITS
                                            INDIVIDUAL OR CORPORATE CAPACITY,
                                              BUT SOLELY AS TRUSTEE FOR THE
                                           SUPPLEMENTAL INTEREST TRUST CREATED
                                             UNDER THE POOLING AND SERVICING
                                               AGREEMENT FOR CHL MORTGAGE
                                               PASS-THROUGH TRUST 2006-19


By:    /s/ Marisa Scauzillo               By:     /s/ Matthew Sabino
     -------------------------------           ---------------------
     Name: Marisa Scauzillo                    Name: Matthew Sabino
     Title: Authorized Signatory               Title: Assistant Treasurer




By:    /s/ Bik Kwan Chung
     -------------------------------
     Name: Bik Kwan Chung
     Title: Authorized Signatory

                                    EXHIBIT A

            Master Item 1115 Agreement dated as of November 28, 2006 (this "Agreement"), among COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and Credit Suisse International, as counterparty (the "Counterparty").

                                    RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, on the closing date (the "Closing Date") of each Transaction referenced in any supplement to this Agreement, any such supplement substantially in the form attached hereto as Exhibit A hereto, the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Business Days: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Countrywide Indemnified Party: As defined in Section 4(a).

            Counterparty Indemnified Party: As defined in Section 4(b).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Indemnified Party: As defined in Section 4(b).

            Master Agreement: The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities and that is the most recent disclosure available to investors at the time of pricing.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            Transaction: A securities offering involving CWABS, CWMBS, CWALT or CWHEQ in which the Counterparty provides a Derivative Agreement that acknowledges and incorporates the terms of this Agreement in accordance with
Section 5(b) hereof.

Section 2. Information to be Provided by or Actions of the Counterparty. The Counterparty hereby covenants to perform the following with respect to each Transaction:

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include:

                  (A)   the Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

            (ii) if requested by the related Depositor (after the aggregate "significance percentage", determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 8.00% or more in respect of
                  Item 1115(b)(1), or 18.00% or more in respect of Item 1115(b)(2)) for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by and which complies in all material respects with Item 1115(b)(1) or (b)(2) of Regulation AB (as applicable) with respect to the Counterparty and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in Microsoft Word or Microsoft Excel form; and

                  (B) if applicable, cause its accountants to issue their consent to the filing or incorporation by reference of such financial statements in the Registration Statement.

            (b) Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act with respect to a Transaction,

                  (i) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within ten Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required by and which complies in all material respects with Item 1115(b) of Regulation AB to the related Depositor in Microsoft Word or Microsoft Excel form, and
                        (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

                  (ii) if the related Depositor requests Company Financial Information from the Counterparty (after the aggregate "significance percentage", determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 8.00% or more in respect of Item 1115(b)(1), or 18.00% or more in respect of Item 1115(b)(2)), for the purpose of compliance with Item 1115(b) of

                        Regulation AB following the Closing Date, the Counterparty shall upon ten Business Days written notice either (A), (1) provide current Company Financial Information as required by and which complies in all material respects with Item 1115(b) of Regulation AB to the related Depositor in Microsoft Word or Microsoft Excel form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within ten Business Days of the release of any updated financial data, provide current Company Financial Information as required by and which complies in all material respects with Item 1115(b) of Regulation AB to the related Depositor in Microsoft Word or Microsoft Excel form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement or obtain a unconditional guarantee of a parent company as provided in Section 2(c) below.

            (c) If the Counterparty has failed to deliver any information, report, or accountants' consent when and as required under
                  Section 2(a) or (b), which continues unremedied for the lesser of five Business Days after the date on which such information, report, or accountants' consent was required to be delivered and such period (as specified in a prior written notice by the applicable Depositor or SPV to the Counterparty) in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), then the Counterparty shall, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed, either cause another entity to replace the Counterparty as party to the Derivative Agreement or obtain a full and unconditional guaranty of a parent company to honor the Counterparty's obligations under the Derivative Agreement; provided that, with respect to the guaranty of a parent company, if the financial information is not separately presented for the derivative counterparty then each of the requirements set forth in Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable, shall be satisfied, including with respect to the parent, the Counterparty and the financial statements of the parent (as though the Counterparty were the issuer of registered securities), in each case to or from, as applicable, an entity that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement and (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Section 2 hereof, on terms substantially similar to the Derivative Agreement. Counterparty agrees that the related Derivative Agreement shall provide that failure to take the actions provided in this Section 2(c) shall be an Additional Termination Event (as defined in the Master Agreement) as provided in the related Master Agreement for each Transaction.

            (d) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(c), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 3.        Representations and Warranties and Covenants of the
                  Counterparty.

            (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii),
                  Section 2(b)(i) or Section 2(b)(ii)(A), that, except as disclosed in writing to the related Depositor prior to such date:

                  (i) If applicable, the accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

                  (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

                  (iii) If applicable, the Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) If applicable, the Counterparty represents and warrants to the related Depositor, as of the date on which it has obtained a full and unconditional guaranty of a parent company to honor Counterparties obligations under the Derivative Agreement as a remedy to failing to deliver any information, report, or accountants' consent when and as required under Section 2(a) or (b), that the requirements of Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable, have been satisfied with respect to the omission of the financial information of the Counterparty (assuming the Counterparty is treated as the Issuer of the registered security under Rule 3-10).

Section 4.  Indemnification; Remedies

            (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2(a) or (b) by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                  (ii) any failure by the Counterparty to comply with Section 2; provided, however, that notwithstanding anything to the contrary herein such indemnification shall not cover any failure by the Counterparty to provide Company Financial Information while the aggregate "significance percentage", of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is below 10.00% in respect of Item 1115(b)(1), or below 20.00% in respect of Item 1115(b)(2).

                  In the case of any failure of performance described in clause
                  (a)(ii) of this Section, the Counterparty shall promptly reimburse the related Depositor and each Person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

            (b) The Depositor shall indemnify the Counterparty, each of its officers and directors and each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, a "Counterparty Indemnified Party"; and each of the Countrywide Indemnified Party and the Counterparty Indemnified Party shall be referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above.

            (c) Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party,
                  (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

            (d) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

            (e) Any failure by the Counterparty to deliver any information, report, accountants' consent or other material when and in any case only as required under Section 2(a) or (b) or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

Section 5.        Miscellaneous.

            (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty (a "Permitted Entity") rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such Permitted Entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

            (b) Incorporation by Reference. The Counterparty agrees that upon its consent the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement. For avoidance of doubt, any Transaction where the Counterparty does not consent to the incorporation by reference of this Agreement shall not be governed by this Agreement.

            (c) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular;
                  (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

            (d) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

            (e) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

            (f) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or related in any way to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

            (g) Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Agreement, and acknowledges that this waiver is a material inducement to the other party's entering into this Agreement hereunder.

            (h) Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement, each party irrevocably submits to the jurisdiction of courts in the State of New York and the United States District Court located in the Borough of Manhattan in New York City.

            (i) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this

                  Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

            (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (k) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

            (l) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

            (m) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CWABS, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


                                     CWMBS, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


                                     CWALT, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President



                                     CWHEQ, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


                                     COUNTRYWIDE HOME LOANS, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President

                                     CREDIT SUISSE INTERNATIONAL



                                     By:           /s/ Marisa Scauzillo
                                          ------------------------------------
                                            Name:  Marisa Scauzillo
                                            Title: Authorized Signatory


                                     By:           /s/ Bik Kwan Chung
                                          ------------------------------------
                                            Name:  Bik Kwan Chung
                                            Title: Authorized Signatory

                                    EXHIBIT A

            This supplement dated as of November 28, 2006 (this "Supplement") to the Master Item 1115 Agreement dated as of November 28, 2006 (the "Master Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and Credit Suisse International, as counterparty (the "Counterparty") supplements and forms part of the Master Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Agreement.

            The undersigned hereby acknowledge and agree that each of the following entities shall be Transactions under the Master Agreement and that all of the terms of the Master Agreement shall apply to each:

            1. CWALT, Inc., Alternative Loan Trust 2006-41CB

            2. CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-19

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CWABS, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


                                     CWMBS, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


                                     CWALT, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President



                                     CWHEQ, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


                                     COUNTRYWIDE HOME LOANS, INC.



                                     By:           /s/ Darren Bigby
                                          ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President

                                     CREDIT SUISSE INTERNATIONAL



                                     By:           /s/ Marisa Scauzillo
                                          ------------------------------------
                                            Name:  Marisa Scauzillo
                                            Title: Authorized Signatory


                                     By:           /s/ Bik Kwan Chung
                                          ------------------------------------
                                            Name:  Bik Kwan Chung
                                            Title: Authorized Signatory